------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 28, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-4CB, Mortgage Pass-Through Certificates, Series 2003-12).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On February 28, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-12.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 21, 2003 and the Prospectus Supplement dated February 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-12.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

Arizona                         113          $   15,266,215.24       2.91%
California                      940          $  185,571,607.06      35.35%
Colorado                        136          $   21,959,457.94       4.18%
Florida                         227          $   30,663,545.31       5.84%
Hawaii                           54          $   11,636,148.83       2.22%
Illinois                         67          $   10,687,329.12       2.04%
Massachusetts                    78          $   14,992,353.56       2.86%
Michigan                        158          $   21,427,902.24       4.08%
Nevada                           87          $   13,956,700.74       2.66%
New Jersey                       73          $   13,733,081.88       2.62%
New York                         99          $   21,379,206.20       4.07%
Oregon                           99          $   13,544,687.12       2.58%
Texas                           164          $   21,915,039.43       4.17%
Washington                      113          $   17,646,400.54       3.36%
xOther (less than 2%)           857          $  110,614,125.57      21.07%
                              -------------------------------------------------
                               3265          $  524,993,800.78     100.00%

----------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.29% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Full/Alternative             1606           $ 233,806,603.66        44.54%
No Income No Asset            251           $  39,698,751.28         7.56%
Preferred                     253           $  42,491,178.29         8.09%
Reduced                      1093           $ 199,425,607.11        37.99%
Stated Income Stated Asset     22           $   3,831,506.53         0.73%
Streamlined                    40           $   5,740,153.91         1.09%
                             ----------------------------------------------
                             3265           $ 524,993,800.78       100.00%

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

619 and Below                 414           $   54,630,437.49        10.41%
620-659                       287           $   48,351,725.05         9.21%
660-699                       605           $  102,730,291.72        19.57%
700-719                       538           $   93,446,665.39        17.80%
720 and Above                1419           $  225,684,428.13        42.99%
Not Scored                      2           $      150,253.00         0.03%
                             ----------------------------------------------
                             3265           $  524,993,800.78       100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 701.26.


                          Types of Mortgaged Properties

-------------------------------------------------------------------------------------
                                  Number of      Aggregate Principal   Percent of
Property Type                  Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------------

2-4 Units                          169            $   34,093,396.65         6.49%
Co-op                                4            $      265,701.93         0.05%
Hi-rise Condominium                 23            $    3,753,714.46         0.72%
Low-rise Condominium               256            $   38,825,854.12         7.40%
Planned Unit Development           466            $   79,719,143.04        15.18%
Single Family Residence           2347            $  368,335,990.58        70.16%
                                  -----------------------------------------------
                                  3265            $  524,993,800.78       100.00%


                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                         Number of      Aggregate Principal       Percent of
Mortgage Rates(%)     Mortgage Loans    Balance Outstanding       Loan Group 1
-------------------------------------------------------------------------------

  5.375                       1          $       81,416.71           0.02%
  5.500                       4          $      856,254.87           0.16%
  5.625                      10          $    1,340,441.04           0.26%
  5.750                      49          $    8,493,811.92           1.62%
  5.875                     174          $   28,715,502.78           5.47%
  5.990                       8          $    1,441,337.55           0.27%
  5.999                       1          $      104,000.00           0.02%
  6.000                     377          $   62,674,675.13          11.94%
  6.095                       1          $      146,700.00           0.03%
  6.100                       1          $      299,250.00           0.06%
  6.125                     344          $   54,995,137.43          10.48%
  6.175                       1          $      170,951.26           0.03%
  6.210                       1          $      220,500.00           0.04%
  6.220                       2          $      287,500.00           0.05%
  6.225                       4          $      579,098.00           0.11%
  6.230                       1          $       83,700.00           0.02%
  6.235                       1          $      127,300.00           0.02%
  6.245                       2          $      333,450.00           0.06%
  6.250                     486          $   83,203,201.76          15.85%
  6.255                       3          $      275,025.00           0.05%
  6.260                       1          $      179,900.00           0.03%
  6.275                       2          $      210,425.00           0.04%
  6.285                       1          $      147,250.00           0.03%
  6.295                       1          $      145,000.00           0.03%
  6.300                       1          $      223,100.00           0.04%
  6.330                       2          $      183,500.00           0.03%
  6.345                       3          $      394,460.00           0.08%
  6.350                       2          $      547,288.00           0.10%
  6.360                       3          $      437,185.00           0.08%
  6.370                       2          $      295,650.00           0.06%
  6.375                     514          $   86,064,147.43          16.39%
  6.380                       2          $      310,023.00           0.06%
  6.410                       1          $      109,000.00           0.02%
  6.425                       1          $      107,600.00           0.02%
  6.470                       1          $       86,850.00           0.02%
  6.475                       2          $      553,550.00           0.11%
  6.485                       2          $      370,025.00           0.07%
  6.490                       1          $      285,000.00           0.05%
  6.495                       2          $      249,450.00           0.05%
  6.500                     352          $   56,506,301.04          10.76%
  6.505                       3          $      408,050.00           0.08%
  6.525                       1          $      163,300.00           0.03%
  6.595                       3          $      303,200.00           0.06%
  6.605                       1          $       94,500.00           0.02%
  6.610                       1          $      146,500.00           0.03%
  6.625                     134          $   19,641,152.85           3.74%
  6.645                       1          $      191,000.00           0.04%
  6.665                       1          $      125,894.15           0.02%
  6.720                       1          $      213,500.00           0.04%
  6.730                       1          $      118,800.00           0.02%
  6.750                      91          $   14,782,359.44           2.82%
  6.855                       2          $      274,050.00           0.05%
  6.870                       1          $      171,000.00           0.03%
  6.875                      91          $   14,102,131.11           2.69%
  6.960                       1          $      128,250.00           0.02%
  6.970                       1          $       85,500.00           0.02%
  7.000                      48          $    7,636,895.17           1.45%
  7.005                       1          $      168,300.00           0.03%
  7.085                       1          $      160,787.00           0.03%
  7.125                      33          $    5,156,224.37           0.98%
  7.220                       1          $      166,140.00           0.03%
  7.230                       1          $       53,900.00           0.01%
  7.250                      59          $    9,137,707.69           1.74%
  7.350                       1          $      114,000.00           0.02%
  7.375                      33          $    5,414,828.96           1.03%
  7.405                       1          $       88,200.00           0.02%
  7.470                       1          $      125,550.00           0.02%
  7.500                      87          $   12,396,982.29           2.36%
  7.545                       1          $      106,200.00           0.02%
  7.625                      83          $   11,566,558.38           2.20%
  7.695                       1          $      261,000.00           0.05%
  7.710                       1          $      101,175.00           0.02%
  7.750                      83          $   12,339,857.63           2.35%
  7.795                       1          $      141,750.00           0.03%
  7.875                      32          $    4,261,623.02           0.81%
  7.895                       1          $       90,400.00           0.02%
  7.970                       1          $      270,750.00           0.05%
  8.000                      29          $    3,894,889.58           0.74%
  8.080                       1          $      122,400.00           0.02%
  8.125                      19          $    2,092,413.70           0.40%
  8.160                       1          $      124,424.58           0.02%
  8.250                      25          $    2,750,566.21           0.52%
  8.375                       3          $      874,090.79           0.17%
  8.500                       5          $      930,923.52           0.18%
  8.625                       1          $      248,253.35           0.05%
  8.750                       7          $    1,189,664.07           0.23%
  8.875                       1          $      118,800.00           0.02%
  9.000                       1          $      104,400.00           0.02%
             -----------------------------------------------------------------
                           3265          $  524,993,800.78         100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.479% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.494% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinance      1178        $ 193,516,613.88           36.86%
Purchase                1297        $ 203,519,615.46           38.77%
Rate/Term Refinance      790        $ 127,957,571.44           24.37%
                     -------------------------------------------------
                        3265        $ 524,993,800.78          100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                 269        $    41,433,285.70           7.89%
50.01 to 55.00                140        $    23,441,329.95           4.47%
55.01 to 60.00                171        $    30,108,955.70           5.74%
60.01 to 65.00                214        $    35,762,696.72           6.81%
65.01 to 70.00                410        $    68,682,555.06          13.08%
70.01 to 75.00                277        $    44,634,467.46           8.50%
75.01 to 80.00                783        $   130,248,620.67          24.81%
80.01 to 85.00                 88        $    13,451,227.45           2.56%
85.01 to 90.00                477        $    69,138,763.28          13.17%
90.01 to 95.00                293        $    48,811,052.40           9.30%
95.01 to 100.00               143        $    19,280,846.39           3.67%
                             -----------------------------------------------
                             3265        $   524,993,800.78         100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 74.28%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                    775            $ 111,452,048.80          21.23%
Owner Occupied               2344            $ 391,869,407.93          74.64%
Second/Vacation Home          146            $  21,672,344.05           4.13%
                         -----------------------------------------------------
                             3265            $ 524,993,800.78         100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

         $0 -   $50,000              64         $   2,567,661.45        0.49%
$ 50,000.01 -   $100,000.00         637         $  52,217,923.96        9.95%
$100,000.01 -   $150,000.00        1016         $ 126,046,656.53       24.01%
$150,000.01 -   $200,000.00         688         $ 119,875,152.12       22.83%
$200,000.01 -   $250,000.00         412         $  92,974,469.69       17.71%
$250,000.01 -   $300,000.00         299         $  82,636,728.91       15.74%
$300,000.01 -   $350,000.00         127         $  40,161,390.31        7.65%
$350,000.01 -   $400,000.00          16         $   5,958,637.22        1.13%
$400,000.01 -   $450,000.00           5         $   2,104,598.30        0.40%
$450,000.01 -   $500,000.00           1         $     450,582.29        0.09%
                                ----------------------------------------------
                                   3265         $ 524,993,800.78      100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $160,794.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

       360                  2242          $ 354,934,257.00            67.61%
       359                   714          $ 118,380,009.04            22.55%
       358                   167          $  27,507,234.70             5.24%
       357                    45          $   7,789,905.03             1.48%
       356                    27          $   7,162,132.07             1.36%
       355                     7          $     948,039.02             0.18%
       354                     2          $     164,524.87             0.03%
       353                     1          $     139,402.17             0.03%
       352                     2          $     452,293.09             0.09%
       351                     2          $     235,824.79             0.04%
       350                     1          $     265,363.18             0.05%
       348                     1          $     261,410.36             0.05%
       341                     1          $     438,936.05             0.08%
       300                     7          $     984,700.00             0.19%
       299                     2          $     355,530.92             0.07%
       298                     1          $     234,320.08             0.04%
       296                     1          $      95,945.63             0.02%
       287                     1          $     217,203.02             0.04%
       240                    27          $   3,020,950.00             0.58%
       239                     6          $     955,782.15             0.18%
       238                     1          $     119,509.29             0.02%
       237                     3          $     110,762.99             0.02%
       236                     1          $      83,190.46             0.02%
       235                     1          $      38,258.80             0.01%
       232                     1          $      88,412.96             0.02%
        36                     1          $       9,903.11             0.00%
                           --------------------------------------------------
                            3265          $ 524,993,800.78           100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 358 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------

Arizona                           41         $   5,011,203.77         3.13%
California                       276         $  46,974,604.19        29.37%
Colorado                          36         $   5,361,025.41         3.35%
Florida                           92         $   9,916,402.30         6.20%
Michigan                          34         $   3,600,174.32         2.25%
Minnesota                         25         $   3,335,045.94         2.08%
Nevada                            26         $   3,294,724.85         2.06%
New Jersey                        33         $   5,563,028.26         3.48%
New York                          66         $  10,833,894.24         6.77%
Ohio                              36         $   4,170,947.40         2.61%
Oregon                            33         $   4,180,665.03         2.61%
Pennsylvania                      35         $   4,006,675.60         2.50%
Texas                             78         $   9,272,540.57         5.80%
Washington                        30         $   4,602,113.81         2.88%
xOther (less than 2%)            329         $  39,835,608.01        24.90%
                              -----------------------------------------------
                                1170         $ 159,958,653.70       100.00%

-------------
(1) The Other row in the preceding table includes 34 other states with under 2.00% concentration individually. No more than approximately 0.53% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Full/Alternative                  533         $  62,649,676.53          39.17%
No Income No Asset                 76         $  10,147,740.20           6.34%
Reduced                           517         $  81,232,603.93          50.78%
Stated Income Stated Asset         19         $   2,757,015.39           1.72%
Streamlined                        25         $   3,171,617.65           1.98%
                              -------------------------------------------------
                                 1170         $ 159,958,653.70         100.00%

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

619 and Below                      62         $   6,621,095.19           4.14%
620-659                           114         $  15,235,954.35           9.52%
660-699                           278         $  41,245,187.67          25.78%
700-719                           206         $  30,115,923.08          18.83%
720 and Above                     507         $  66,109,029.66          41.33%
Not Scored                          3         $     631,463.75           0.39%
                              -------------------------------------------------
                                 1170         $ 159,958,653.70         100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 708.61.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                           105         $  16,842,623.85       10.53%
Hi-rise Condominium                   4         $     660,966.09        0.41%
Low-rise Condominium                 59         $   6,263,077.79        3.92%
Planned Unit Development            139         $  20,061,387.05       12.54%
Single Family Residence             863         $ 116,130,598.92       72.60%
                                ----------------------------------------------
                                   1170         $ 159,958,653.70      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

 5.000                       1             $      89,300.00          0.06%
 5.125                       5             $     774,280.08          0.48%
 5.250                      63             $   8,665,444.13          5.42%
 5.375                     109             $  17,934,333.43         11.21%
 5.500                     211             $  29,537,693.32         18.47%
 5.550                       1             $      75,717.37          0.05%
 5.625                     145             $  19,413,016.44         12.14%
 5.700                       1             $     139,506.17          0.09%
 5.750                     165             $  21,739,576.68         13.59%
 5.875                     242             $  32,658,820.87         20.42%
 5.925                       1             $     112,814.83          0.07%
 5.990                       1             $      78,400.00          0.05%
 6.000                      95             $  13,073,920.01          8.17%
 6.120                       1             $     100,800.00          0.06%
 6.125                      33             $   4,860,421.02          3.04%
 6.175                       1             $     130,000.00          0.08%
 6.250                      30             $   3,730,426.89          2.33%
 6.375                       9             $     928,554.06          0.58%
 6.400                       1             $     142,800.00          0.09%
 6.500                       7             $     934,231.44          0.58%
 6.550                       1             $     128,250.00          0.08%
 6.625                       2             $     245,393.25          0.15%
 6.680                       1             $      64,900.00          0.04%
 6.750                       5             $     597,471.88          0.37%
 6.875                      10             $   1,201,759.89          0.75%
 7.125                       5             $     455,625.33          0.28%
 7.250                      10             $   1,241,156.65          0.78%
 7.375                       8             $     583,148.29          0.36%
 7.500                       2             $     134,019.03          0.08%
 7.750                       1             $      73,049.31          0.05%
 8.990                       1             $      51,704.84          0.03%
 9.900                       1             $      23,056.08          0.01%
10.500                       1             $      39,062.41          0.02%
                        ------------------------------------------------------
                          1170             $ 159,958,653.70        100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.736% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.739% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance                507        $  68,888,199.14       43.07%
Purchase                          141        $  17,593,804.99       11.00%
Rate/Term Refinance               522        $  73,476,649.57       45.93%
                                ---------------------------------------------
                                 1170        $ 159,958,653.70      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                      201         $  28,354,273.79       17.73%
50.01 to 55.00                      93         $  13,631,943.59        8.52%
55.01 to 60.00                     100         $  15,110,034.53        9.45%
60.01 to 65.00                      98         $  14,110,609.65        8.82%
65.01 to 70.00                     121         $  16,191,533.24       10.12%
70.01 to 75.00                     170         $  23,037,730.43       14.40%
75.01 to 80.00                     278         $  36,877,787.48       23.05%
80.01 to 85.00                      18         $   2,088,845.79        1.31%
85.01 to 90.00                      71         $   8,066,381.15        5.04%
90.01 to 95.00                      14         $   1,933,548.63        1.21%
95.01 to 100.00                      6         $     555,965.42        0.35%
                                ---------------------------------------------
                                  1170         $ 159,958,653.70      100.00%


------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 64.97%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

Investment                  353            $  38,330,423.68          23.96%
Owner Occupied              798            $ 119,042,080.13          74.42%
Second/Vacation Home         19            $   2,586,149.89           1.62%
                       -----------------------------------------------------
                           1170            $ 159,958,653.70         100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

         $0 -   $50,000          73          $  2,830,380.28           1.77%
$ 50,000.01 -   $100,000.00     363          $ 28,223,962.58          17.64%
$100,000.01 -   $150,000.00     336          $ 42,009,979.39          26.26%
$150,000.01 -   $200,000.00     180          $ 31,227,778.09          19.52%
$200,000.01 -   $250,000.00     118          $ 26,504,015.14          16.57%
$250,000.01 -   $300,000.00      73          $ 20,274,286.93          12.67%
$300,000.01 -   $350,000.00      22          $  6,965,793.46           4.35%
$350,000.01 -   $400,000.00       3          $  1,094,377.54           0.68%
$400,000.01 -   $450,000.00       2          $    828,080.29           0.52%
                             ------------------------------------------------
                               1170          $159,958,653.70         100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $136,717.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
--------------------------------------------------------------------------------

      180                   627           $   82,464,975.24           51.55%
      179                   392           $   58,335,531.01           36.47%
      178                    94           $   12,995,532.33            8.12%
      177                    13           $    1,789,512.16            1.12%
      176                     6           $      619,133.32            0.39%
      175                     4           $      628,417.01            0.39%
      174                     2           $      370,649.98            0.23%
      172                     3           $      275,070.38            0.17%
      169                     1           $       39,062.41            0.02%
      167                     1           $      147,327.52            0.09%
      166                     1           $       73,049.31            0.05%
      161                     1           $       97,905.78            0.06%
      159                     1           $       51,704.84            0.03%
      152                     1           $       23,056.08            0.01%
      137                     1           $      248,935.05            0.16%
      120                    11           $    1,081,850.00            0.68%
      119                     9           $      551,763.09            0.34%
      118                     1           $       59,245.96            0.04%
      117                     1           $      105,932.23            0.07%
                          ----------------------------------------------------
                           1170           $  159,958,653.70            100.00%

------------------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 179 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  March 14, 2003



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